Investment Contracts with Third Parties	12 Months Ended
Dec. 31, 2025
EBP 003
Employee Benefit Plan, Investment Contracts With Third Parties [Line Items]
Investment Contracts with Third Parties
4.
INVESTMENT CONTRACTS WITH THIRD PARTIES

The Plan has an investment contract with Goldman Sachs Asset Management through which both traditional and synthetic GICs can be held in the Plan’s Stable Value Fund. Traditional GICs are unsecured, general account obligations of insurance companies. The obligation is backed by the general account assets of the insurance company that writes the investment contract. The crediting rate on this product is typically fixed for the life of the investment. A separate account GIC is similar to a traditional GIC except investments are segregated in separate accounts maintained by an insurance company for the benefit of the investors. The total return of the segregated account assets supports the separate account GIC’s return. The crediting rate on this product will reset periodically but will not have an interest rate of less than 0%.

General fixed maturity synthetic GICs consist of an asset or collection of assets that are owned by the fund and a benefit-responsive, book value wrap contract purchased for the portfolio. The wrap contract provides book value accounting for the asset and assures that book value, benefit-responsive payments will be made for participant-directed withdrawals from the Stable Value Fund. The crediting rate of the contract is set at the start of the contract and typically resets monthly. The initial crediting rate is established based on the market interest rates at the time the initial asset is purchased but will not be less than 0%.

Constant duration synthetic GICs consist of a portfolio of securities owned by the fund and a benefit-responsive, book value wrap contract purchased for the portfolio. The wrap contract amortizes gains and losses of the underlying securities over the portfolio duration and assures that book value, benefit-responsive payments will be made for participant-directed withdrawals from the Stable Value Fund. The crediting rate on a constant duration synthetic GIC resets every month based on the book value of the contract and the market yield, market value and average duration of the underlying assets. The crediting rate aims at converging the book value of the contract and the market value of the underlying portfolio over the duration of the contract and therefore will be affected by movements in interest rates and/or changes in the market value of the underlying portfolio. The initial crediting rate is established based on the market interest rates at the time the underlying portfolio is first put together but will not be less than 0%.

Withdrawals and transfers resulting from certain events, including employer-initiated events and changes in the qualification of the Plan, may limit the ability of the Stable Value Fund to transact at book or contract value. These events may cause liquidation of all or a portion of a contract at market value. The Plan administrator does not believe that the occurrence of any event that would limit the Plan’s ability to transact at book or contract value is probable. All contracts are fully benefit-responsive.

The components of investments at contract value at December 31, 2025 and 2024 were $121,066,889 and $128,966,334 of Synthetic GICs, respectively, and $3,099,392 and $3,327,172 of cash and equivalents, respectively.